Exhibit 10.2

Execution Version

Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement
A Third Amended and Restated Omnibus Agreement was executed as of March 31, 2015 (as amended to date, supplemented or modified to date, the “Amended and Restated Omnibus Agreement”), among Delek US Energy, Inc. (f/k/a Delek US Holdings, Inc.), a Delaware corporation, on behalf of itself and the other Delek Entities (as defined therein), Delek Refining, Lion Oil, the Partnership, Paline, SALA, Magnolia, El Dorado, Crude Logistics, Marketing-Big Sandy, DMSLP, DKL Transportation, LLC, OpCo, Delek US Holdings, Inc. (f/k/a Delek Holdco, Inc.), a Delaware corporation, Alon USA Partners, LP, a Delaware limited partnership, Alon USA GP II, LLC, a Delaware limited liability company, Alon USA Delaware, LLC, a Delaware limited liability company, Alon USA Refining, LLC, a Delaware limited liability company, Alon USA, LP, a Texas limited partnership, Alon Paramount Holdings, Inc., a Delaware corporation, DKL Big Spring, LLC, a Delaware limited liability company, DKL Permian Gathering, LLC, a Texas limited liability company, and the General Partner. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Amended and Restated Omnibus Agreement.
The Parties agree that the Schedules are hereby amended and restated in their entirety effective as of May 15, 2020 to be as attached hereto. Pursuant to Section 9.12 of the Amended and Restated Omnibus Agreement, such amended and restated Schedules shall replace the prior Schedules as of the date hereof and shall be incorporated by reference into the Amended and Restated Omnibus Agreement for all purposes.

[Signature Pages Follow]

Executed as of May 15, 2020.
DELEK US HOLDINGS, INC.

By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
DELEK US ENERGY, INC.

By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
DELEK REFINING, LTD.
By: DELEK U.S. REFINING GP, LLC,
     its general partner

By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General

[Signature Page to Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

Counsel
Executed as of May15, 2020.
LION OIL COMPANY

By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
DELEK LOGISTICS PARTNERS, LP

By:    Delek Logistics GP, LLC,
    its general partner

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
PALINE PIPELINE COMPANY, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

[Signature Page to Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

Executed as of May15, 2020.
SALA GATHERING SYSTEMS, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
MAGNOLIA PIPELINE COMPANY, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
EL DORADO PIPELINE COMPANY, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
DELEK CRUDE LOGISTICS, LLC

By: /s/ Odely Sakazi

[Signature Page to Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
DELEK MARKETING-BIG SANDY, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
DELEK MARKETING & SUPPLY, LP

By:    Delek Marketing GP, LLC,
    its general partner

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.

[Signature Page to Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

ALON USA PARTNERS, LP

By:    Alon USA Partners GP, LLC
its general partner
By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
ALON USA GP II, LLC
By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
ALON USA DELAWARE, LLC
By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

[Signature Page to Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

Executed as of May 15, 2020.
ALON USA REFINING, LLC
By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
ALON USA, LP

By:    Alon USA GP II, LLC
its general partner
By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
DKL TRANSPORTATION, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief

[Signature Page to Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

Operating Officer
Executed as of May 15, 2020.
DELEK LOGISTICS OPERATING, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
DELEK LOGISTICS GP, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

Executed as of May 15, 2020.
DKL BIG SPRING, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

[Signature Page to Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

Executed as of May 15, 2020.
ALON PARAMOUNT HOLDINGS, INC.

By: /s/ Frederec Green
Name: Frederec Green
Title: Executive Vice President, Corporate
Development

By: /s/ Abby Yates
Name: Abby Yates
Title: Executive Vice President and General
Counsel

Executed as of May 15, 2020.
DKL PERMIAN GATHERING, LLC

By: /s/ Odely Sakazi
Name: Odely Sakazi
Title: Senior Vice President

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Executive Vice President and Chief
Operating Officer

[Signature Page to Third Amendment and Restatement
of Schedules to Third Amended and Restated Omnibus Agreement]

Schedule I
Pending Environmental Litigation
For Initial Transaction Agreement listed on Schedule IX

(1)	McMurrian v. Lion Oil Company, Circuit Court of Union County, Arkansas, Case No. CIV-2001-213.
For Tyler Terminal and Tankage Transaction Agreement listed on Schedule IX

(1)	Consent Decree entered in United States v. Tyler Holding Company, Inc. and Delek Refining, Ltd., case no. 6:09-cv-319 (Eastern District of Texas).

(2)	Any conditions or events reported to a governmental entity or other regulatory person prior to July 26, 2013.
For El Dorado Terminal and Tankage Transaction Agreement listed on Schedule IX

(1)	Consent Decree entered in United States and State of Arkansas v. Lion Oil Company, Civ. No. 03-1028 (Western District of Arkansas).

(2)	Any conditions or events reported to a governmental entity or other regulatory person prior to February 10, 2014.

(3)
Any matters described in either (a) the report of E.Vironment prepared for Delek US dated March 29, 2011 or (b) the draft report of Environmental Resources Management prepared for the Partnership dated February 7, 2014.

For Tyler Tankage Agreement listed on Schedule IX

(1)	Consent Decree entered in United States v. Tyler Holding Company, Inc. and Delek Refining, Ltd., case no. 6:09-cv-319 (Eastern District of Texas).

(2)	Any conditions or events reported to a governmental entity or other regulatory person prior to March 31, 2015.
For El Dorado Rail Offloading Facility Transaction Agreement listed on Schedule IX

(1)	Consent Decree entered in United States and State of Arkansas v. Lion Oil Company, Civ. No. 03-1028 (Western District of Arkansas).

(2)	Any conditions or events reported to a governmental entity or other regulatory person prior to March 31, 2015.

(3)
Any matters described in either (a) the report of E.Vironment prepared for Delek US dated March 29, 2011 or (b) the draft report of Environmental Resources Management prepared for the Partnership dated February 7, 2014.

For Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX

(1)	None.
For Permian Gathering System Assets Transaction Agreement listed on Schedule IX

(1)	None.
For Trucking Operations Transaction Agreement listed on Schedule IX

(1)	None.

Schedule II
Environmental Matters
For Initial Transaction Agreement listed on Schedule IX

(1)	Subsurface plume at Big Sandy terminal.

(2)	The following matters are deemed to have occurred or existed before the applicable Closing Date:

a)	the release of crude oil initially detected on March 9, 2013 within a pumping facility at Delek Logistics’ Magnolia Station located west of the El Dorado refinery (the “Magnolia Release”); and

b)	the release of crude oil initially identified on October 7, 2013, from the Delek Logistics gathering line near Macedonia, Arkansas (the “Macedonia Release”).
Notwithstanding anything in this Agreement to the contrary, the Parties hereby acknowledge and agree that any Losses suffered or incurred by the Partnership Group, directly or indirectly, or as a result of any claim by a third party, by reason of or arising out of the Magnolia Release or the Macedonia Release, in each case whether such Loss is suffered or incurred before or after the applicable Closing Date, shall be Covered Environmental Losses.
For Tyler Terminal and Tankage Transaction Agreement listed on Schedule IX

(1)	A consent decree was entered in United States v. Tyler Holding Company, Inc. and Delek Refining, Ltd., case no. 6:09-cv-319 (Eastern District of Texas).

(2)	Any conditions or events reported to a governmental entity or other regulatory person prior to July 26, 2013.
For El Dorado Terminal and Tankage Transaction Agreement listed on Schedule IX

(1)	A consent decree was entered in United States and State of Arkansas v. Lion Oil Company, Civ. No. 03-1028 (Western District of Arkansas).

(2)	Any conditions or events reported to a governmental entity or other regulatory person prior to February 10, 2014.

(3)
Any matters described in either (a) the report of E.Vironment prepared for Delek US dated March 29, 2011 or (b) the draft report of Environmental Resources Management prepared for the Partnership dated February 7, 2014.

For Tyler Tankage Agreement listed on Schedule IX

(1)	Any conditions or events reported to a governmental entity or other regulatory person prior to March 31, 2015.

For El Dorado Rail Offloading Facility Transaction Agreement listed on Schedule IX

(1)	Any conditions or events reported to a governmental entity or other regulatory person prior to March 31, 2015.

(2)
Any matters described in either (a) the report of E.Vironment prepared for Delek US dated March 29, 2011 or (b) the draft report of Environmental Resources Management prepared for the Partnership dated February 7, 2014.

For Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX
(1)    None.

For Permian Gathering System Assets Transaction Agreement listed on Schedule IX

(1)	None.
For Trucking Operations Transaction Agreement listed on Schedule IX

(1)	None.

Schedule III
Pending Litigation
For Initial Transaction Agreement listed on Schedule IX

(1)	Shell Trading (US) Company v. Lion Oil Trading & Transportation, Inc., District Court of Harris County, Texas, Cause No. 2009-11659.
For Tyler Terminal and Tankage Transaction Agreement listed on Schedule IX
None.
For El Dorado Terminal and Tankage Transaction Agreement listed on Schedule IX
None.
For Tyler Tankage Agreement listed on Schedule IX
None.
For El Dorado Rail Offloading Facility Transaction Agreement listed on Schedule IX
None.
For Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX
None.

For Permian Gathering System Assets Transaction Agreement listed on Schedule IX

None.
For Trucking Operations Transaction Agreement listed on Schedule IX

None.

Schedule IV
General and Administrative Services

(1)
Executive management services of Delek employees who devote less than 50% of their business time to the business and affairs of the Partnership Group, including Delek US stock-based compensation expense

(2)	Financial and administrative services (including, but not limited to, treasury and accounting)

(3)	Information technology services

(4)	Legal services

(5)	Health, safety and environmental services

(6)	Human resources services

(7)	Insurance administration

Schedule V
ROFO Assets
None.

Schedule VI
ROFR Assets

Asset	Owner
Paline Pipeline. The 185-mile, 10-inch crude oil pipeline running from Longview, Texas and the Chevron-operated Beaumont terminal in Nederland, Texas and an approximately seven-mile idle pipeline from Port Neches to Port Arthur, Texas.
Paline
SALA Gathering System. The approximately 600 miles of three- to eight-inch crude oil gathering and transportation lines in southern Arkansas and northern Louisiana located primarily within a 60-mile radius of the El Dorado refinery.
SALA
Magnolia Pipeline System. The 77-mile crude oil pipeline running between a connection with ExxonMobil’s North Line pipeline near Shreveport, Louisiana and our Magnolia Station.	Magnolia
El Dorado Pipeline System. The 28-mile crude oil pipeline, the 12-inch diesel line from the El Dorado refinery to the Enterprise system and the 10-inch gasoline line from the El Dorado refinery to the Enterprise system.
El Dorado
McMurrey Pipeline System. The 65-mile pipeline system that transports crude oil from inputs between the La Gloria Station and the Tyler refinery	Crude Logistics
Nettleton Pipeline System. The 36-mile pipeline that transports crude oil from Nettleton Station to the Tyler refinery.	Crude Logistics
Big Sandy Terminal. The terminal located in Big Sandy, Texas and the eight-inch Hopewell-Big Sandy Pipeline originating at Hopewell Junction, Texas and terminating at the Big Sandy Station in Big Sandy, Texas.
Marketing-Big Sandy
Memphis Terminal. The terminal located in Memphis, Tennessee supplied by the El Dorado refinery through the Enterprise TE Products Pipeline.	OpCo
Tyler Refinery Refined Products Terminal. Located at the Tyler refinery, this terminal consists of a truck loading rack with nine loading bays supplied by pipeline from storage tanks located at the refinery. Total throughput capacity for the terminal is estimated to be approximately 72,000 bpd.
DMSLP
Tyler Storage Tanks. Located in Tyler, Texas adjacent to the Tyler refinery, the Tankage (as defined in the Tyler Terminal and Tankage Transaction Agreement listed on Schedule IX).	DMSLP
El Dorado Refined Products Terminal. Located at the El Dorado refinery, this terminal consists of a truck loading rack supplied by pipeline from storage tanks located at the refinery. Total throughput capacity for the terminal is estimated to be approximately 26,700 bpd.
OpCo
El Dorado Storage Tanks. Located at Sandhill Station and adjacent to the El Dorado refinery, the Tankage (as defined in the El Dorado Terminal and Tankage Agreement listed on Schedule IX).	OpCo
Tyler Storage Tank. Located in Tyler, Texas adjacent to the Tyler refinery, the Tankage (as defined in the Tyler Tankage Transaction Agreement listed on Schedule IX).	DMSLP

Asset	Owner
El Dorado Rail Offloading Facility. Located in El Dorado, Arkansas adjacent to the El Dorado refinery, the Rail Offloading Facility (as defined in the El Dorado Rail Offloading Facility Transaction Agreement listed on Schedule IX).
OpCo
Big Spring Refinery Logistics Assets. Located near Big Spring, Texas, the Big Spring Logistics Assets (as defined in the Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX).
DKL Big Spring, LLC
Big Spring Refinery Asphalt Assets. Located near Big Spring, Texas, the Big Spring Asphalt Assets (as defined in the Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX).	DKL Big Spring, LLC
Duncan Terminal Logistics Assets. Located near Duncan, Oklahoma, the Duncan Terminal (as defined in the Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX).	DKL Big Spring, LLC
Permian Gathering System Assets.  Located in Howard, Borden and Martin Counties, Texas, the DPG System Assets (as defined in the Permian Gathering System Assets Transaction Agreement listed on Schedule IX).
DKL Permian Gathering, LLC
Trucking Operations Assets. The Vehicles (as defined in the Trucking Operations Transaction Agreement listed on Schedule IX) used to provide trucking and transportation operations in AR, OK and TX.	DKL Transportation, LLC (as successor by merger to Delek Trucking, LLC)

Schedule VII
Certain Delek Projects
For Initial Transaction Agreement listed on Schedule IX

(1)
That certain project related to AFE # 10502041912 which provides for the construction of a new crude oil storage tank at Delek Refining’s Tyler, Texas refinery with aggregate shell capacity of approximately 300,000 bbls.

For Tyler Terminal and Tankage Transaction Agreement listed on Schedule IX
None.
For El Dorado Terminal and Tankage Transaction Agreement listed on Schedule IX
None.
For Tyler Tankage Agreement listed on Schedule IX
None.
For El Dorado Rail Offloading Facility Transaction Agreement listed on Schedule IX
None.
For Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX
None.
For Permian Gathering System Assets Transaction Agreement listed on Schedule IX

None.
For Trucking Operations Transaction Agreement listed on Schedule IX

None.

Schedule VIII
Existing Capital Projects
For Initial Transaction Agreement listed on Schedule IX

(1)
That certain project related to AFE # 10501047412, which provides for the construction of new crude oil pipeline that commences at the metering skid situated south of Tank #107 at Lion Oil’s El Dorado, Arkansas refinery and continues along the south side of Sandhill Station to its termination point at the tie-in to the Tank #192 fill line.

(2)	That certain project related to AFE # 11105042812, which provides for the completion of Phase IV of the reversal of the Paline Pipeline System.

(3)	That certain project related to AFE # 10502041912, which provides for the installation of piping and valves to enable bi-directional flow on the Nettleton Pipeline.
For Tyler Terminal and Tankage Transaction Agreement listed on Schedule IX
None.
For El Dorado Terminal and Tankage Transaction Agreement listed on Schedule IX

(1)	Work performed in connection with the turnaround of Lion Oil’s El Dorado refinery that commenced in January 2014.
For Tyler Tankage Agreement listed on Schedule IX
None.
For El Dorado Rail Offloading Facility Transaction Agreement listed on Schedule IX
None.
For Big Spring Refinery Logistics Assets Transaction Agreement listed on Schedule IX
None.
For Permian Gathering System Assets Transaction Agreement listed on Schedule IX

None.
For Trucking Operations Transaction Agreement listed on Schedule IX

None.

Schedule IX
Transaction Agreements and Applicable Terms
Initial Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Contribution, Conveyance and Assumption Agreement, among the Partnership, the General Partner, OpCo, Crude Logistics, Delek US, Delek Marketing & Supply, LLC, Delek Marketing & Supply, LP, Lion Oil and Delek Logistics Services Company	November 7, 2012	November 7, 2017	November 7, 2022	$250,000	$250,000

Tyler Terminal and Tankage Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Asset Purchase Agreement between Delek Refining, Ltd., as Seller, and Delek Marketing & Supply, LP, as Buyer	July 26, 2013	July 26, 2018	July 26, 2023	$250,000	$250,000

El Dorado Terminal and Tankage Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Asset Purchase Agreement between Lion Oil Company, as Seller, and Delek Logistics Operating, LLC, as Buyer	February 10, 2014	February 10, 2019	February 10, 2024	$250,000	$250,000

Tyler Tankage Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Asset Purchase Agreement between Delek Refining, Ltd., as Seller, and Delek Marketing & Supply, LP, as Buyer	March 31, 2015	March 31, 2020	March 31, 2025	$250,000	$250,000

El Dorado Rail Offloading Facility Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Asset Purchase Agreement between Lion Oil Company and Lion Oil Trading & Transportation, LLC, as Sellers, Delek Logistics Operating, LLC, as Buyer and, solely for purposes of Article VIII and Section 9.2, Delek US Holdings, Inc., as Guarantor	March 31, 2015	March 31, 2020	March 31, 2025	$250,000	$250,000

Big Spring Refinery Logistics Assets Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Asset Purchase Agreement by and among Alon USA Partners, LP, Alon USA GP II, LLC, Alon USA Delaware, LLC, Alon USA Refining, LLC, Alon USA, LP, and Alon Paramount Holdings, Inc., as sellers, DKL Big Spring, LLC, as buyer, and solely for purposes of Article X, Delek US Holdings, Inc., as guarantor, as amended
	March 1, 2018	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.

For Permian Gathering System Assets Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Contribution, Conveyance and Assumption Agreement by and among Delek Big Spring South Mainline, LLC, Delek Permian Gathering, LLC, Delek Big Spring North Gathering, LLC, and Delek Big Spring Gathering, LLC, as contributors, DKL Permian Gathering, Delek Logistics Partners, LP, and Delek Logistics GP, LLC, and solely for purposes of Article VIII, Delek US Holdings, Inc., as guarantor
	March 31, 2020	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.

For Trucking Operations Transaction Agreement

Transaction Agreement	Closing Date	First Indemnification Deadline	Second Indemnification Deadline	Annual Environmental Deductible	Annual ROW Deductible
Membership Interest Purchase Agreement by and among Delek Refining, Ltd., Lion Oil Company, DKL Transportation, LLC, and solely for purposes of Article VIII, Delek US Holdings, Inc., as guarantor	May 15, 2020	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.	Not applicable. No indemnification pursuant to Omnibus Agreement.

Schedule X
API 653 Tanks
Tyler Terminal and Tankage Transaction Agreement

Tank #		Location	Assigned Service	Next Internal Inspection Due
01-T-	6	West Tank Farm	JP8	4/29/2016
01-T-	7	West Tank Farm	Jet A	1/16/2018
01-T-	8	West Tank Farm	Jet A	2/16/2018
01-T-	11	West Tank Farm	Carbon Black Oil	6/1/2013
01-T-	12	West Tank Farm	Ultra Low Sulfur Diesel	6/23/2018
01-T-	16	West Tank Farm	Gas Oil/Topped Crude	9/12/2014
01-T-	19	West Tank Farm	Topped Crude/Gas Oil	6/1/2013
01-T-	39	West Tank Farm	Commercial Butane	1/20/2014
01-T-	40	West Tank Farm	Commercial Butane	4/5/2014
01-T-	41	West Tank Farm	Commercial Butane	4/13/2014
01-T-	46	North Tank Farm	Ethanol	12/21/2017
01-T-	52	West Tank Farm	Sub grade 84	4/5/2014
01-T-	55	West Tank Farm	Hydrotreated HSR naphtha	3/26/2017
01-T-	59	North Tank Farm	L.Alkylate	3/16/2014
01-T-	60	North Tank Farm	FCC Gasoline /Total Alkylate	6/25/2015
01-T-	61	North Tank Farm	Platformate	8/26/2013
01-T-	63	North Tank Farm	Platformate	9/12/2015
01-T-	64	West Tank Farm	Coker Naphtha	2/28/2015
01-T-	65	West Tank Farm	Coker Naphtha	6/1/2013
01-T-	66	North Tank Farm	GHT Charge	7/17/2018
01-T-	103	Alky Tank Farm	Isobutane	6/19/2015
01-T-	105	Alky Tank Farm	Isobutane	6/4/2017
01-T-	106	Alky Tank Farm	Isobutane	11/5/2011
01-T-	107	Alky Tank Farm	Isobutane	9/28/2013
01-T-	115	Subgrade 84	Subgrade 84	2/9/2015
01-T-	118	Aviation Tank Farm	L Alkylate	10/26/2015
01-T-	122	Sales Tank Farm	Unlead 87	11/5/2015
01-T-	124	Sales Tank Farm	Subgrade 91	11/12/2014
01-T-	125	Sales Tank Farm	Subgrade 91	7/28/2017
01-T-	127	West Tank Farm	Gas Oil	6/20/2015
01-T-	132	Alky Tank Farm	Olefins	3/15/2018
01-T-	133	Alky Tank Farm	Olefins	2/26/2018
01-T-	134	West Tank Farm	JP8	1/8/2018
01-T-	135	West Tank Farm	JP8	1/17/2017

Tank #		Location	Assigned Service	Next Internal Inspection Due
01-T-	136	North Tank Farm	FCC Gasoline /Total Alkylate	12/17/2016
01-T-	153	Pipeline Tank Farm	Kerosene (JP8)	6/1/2013
01-T-	156	Pipeline Tank Farm	DHT Charge	6/1/2013
01-T-	162	Crude Tank Farm	Crude Oil	2/1/2016
01-T-	165	Alky Tank Farm	Olefins	6/1/2013
01-T-	166	Alky Tank Farm	Olefins	8/10/2017
01-T-	167	Alky Tank Farm	Commercial Butane	2/29/2016
01-T-	169	West Tank Farm	LSR or Isomate RD	1/30/2012
01-T-	1	West Tank Farm	Waste Water Holding	9-13-2016
01-T-	3	West Tank Farm	Recovered oil	7/24/2017
01-T-	4	West Tank Farm	Recovered oil	4/15/2017
01-T-	5	West Tank Farm	Waste Water Holding	11-10-2016
01-T-	14	West Tank Farm	Waste Water Holding	5/18/2018
01-T-	21	West Tank Farm	Oily Water	4/06/2018
01-T-	26	West Tank Farm	Oily Water	4/10/2018
01-T-	120	Sulfuric Acid Area	Fresh Sulfuric Acid	2/2/2018

El Dorado Terminal and Tankage Transaction Agreement

Tank	Next Inspection	Area
T007	TBD	LOT
T019	TBD	#4,#8&#11
T024	TBD	PMA
T036	TBD	PH
T042	2023	#4,#8&#11
T043	2023	#4,#8&#11
T054	TBD	PH
T059	TBD	PH
T061	TBD	PH
T062	TBD	PH
T063	TBD	PH
T064	2023	PH
T065	TBD	PH
T066	TBD	PH
T067	TBD	PH
T082	TBD	PH
T084	2019	PH

Tank	Next Inspection	Area
T085	2022	PH
T088	2019	PH
T089	TBD	PH
T098	TBD	AP
T103	2019	PH
T108	TBD	PH
T109	TBD	PH
T113	TBD	PH
T114	2014	PH
T115	2021	PH
T120	TBD	PH
T121	TBD	PH
T122	TBD	PH
T123	TBD	PH
T124	2022	PH
T126	2020	PH
T128	2020	PH
T146	2015	PH
T147	2015	PH
T148	2015	PH
T149	2019	PH
T155	2021	PH
T167	TBD	AP
T168	2015	AP
T180	TBD	PMA
T184	2016	PH
T185	2016	PH
T186	2015	PH
T187	2015	PH
T189	2015	PH
T191	TBD	PH
T194	2019	#5 & #14
T195	2019	#5 & #14
T196	2019	#5 & #14
T197	2019	#5 & #14
T199	TBD	AP
T217	TBD	#7,#10&#12
T241	TBD	#5 & #14
T242	2014	#5 & #14
T243	2014	#5 & #14
T245	TBD	#5 & #14

Tank	Next Inspection	Area
T246	TBD	#5 & #14
T247	TBD	#5 & #14
T262	TBD	PH
T263	2014	PH
T264	TBD	PH
T265	2014	PH
T268	2019	LOT
T269	2019	LOT
T271	TBD	PH
T272	TBD	PH
T273	TBD	PH
T274	2014	PH
T282	2023	WWTP
T283	2023	WWTP
T353	2022	AP
T354	2016	AP
T356	TBD	AP
T357	TBD	AP
T360	2021	#5 & #14
T361	2022	#5 & #14
T362	2019	#5 & #14
T363	2019	#5 & #14
T364	2019	#5 & #14
T365	2019	#5 & #14
T366	2019	#5 & #14
T367	TBD	#5 & #14
T368	TBD	#5 & #14
T371	TBD	#5 & #14
T372	TBD	#5 & #14
T531	2023	PH
T532	2022	PH
T536	2019	#5 & #14
T540	TBD	Trucking
T552	TBD	Trucking
T554	2019	PMA
T571	TBD	AP

T051	2021	PH
T198	2020	#5 & #14
T240	2015	#5 & #14
T244	N/A	#5 & #14

Tank	Next Inspection	Area

T004	TBD	LOT
T009	TBD	LOT
T053	2022	LOT
T140	2022	LOT
T141	TBD	LOT
T142	2016	LOT
T143	2016	LOT
T144	2014	LOT
T188	TBD	PH
T275	TBD	WWTP
T276	TBD	WWTP
T277	TBD	WWTP
T278	TBD	WWTP
T279	TBD	WWTP
T280	TBD	WWTP
T373	2020	LOT
T374	2023	#7,#10&#12
T393	TBD	WWTP
T394	TBD	WWTP
T432	2014	LOT
T449	2014	WWTP
T541	TBD	LOT
T542	TBD	LOT
T543	TBD	LOT
T545	TBD	WWTP
T546	TBD	WWTP
T547	2014	PH
T023	2022	AP
T039	2023	#4,#8&#11
T040	2020	#4,#8&#11
T041	TBD	#4,#8&#11
T076	2015	#4,#8&#11
T078	TBD	AP
T101	TBD	AP
T102	2022	#4,#8&#11
T104	TBD	#4,#8&#11
T105	TBD	#4,#8&#11
T112	TBD	PMA
T219	2022	AP
T348	TBD	AP

Tank	Next Inspection	Area
T349	2014	AP
T350	TBD	AP
T351	TBD	AP
T352	TBD	AP
T355	2022	AP
T382	2022	PMA
T383	2022	PMA
T384	2023	PMA
T385	TBD	PMA
T386	2023	PMA
T387	2023	PMA
T544	TBD	AP
T548	2022	PMA
T553	2022	PMA
T107	2022	AP
T110	2022	AP
T175	2015	AP
T119	2023	PH
T125	TBD	PH
T549	2014	PH